Registration No.  2-84199
                  811-3762

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form N 1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[  ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No. 25

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X] Amendment No. 26

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
(Exact name of Registrant as Specified in Charter)


125 Broad Street, New York, New York  10004
(Address of Principal Executive Offices) (Zip Code)

(800) 451-2010
(Registrant's telephone number, including Area Code)

Christina T. Sydor
125 Broad Street, New York, New York 10004
(Name and address of agent for service)

Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:



[  ]     immediately upon filing pursuant to
         Rule 485(b)
[XXX]    on December 28, 2001 pursuant to Rule
         485(b)
[  ]     60 days after filing pursuant to paragraph
(a)(1) of Rule 485(a)
[  ]     On (date) pursuant to paragraph (a)(1) of
         Rule 485
[  ]     75 days after filing pursuant to paragraph (a)(2)
         of Rule 485
[  ]     On (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered: Common Stock

                                  PROSPECTUS



                -------------------------------------------------

                                  SMITH BARNEY
                           AGGRESSIVE GROWTH FUND INC.

                -------------------------------------------------

      Class A, B, L and Y Shares

      December 28, 2001




      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


                     [LOGO] Smith Barney
                            Mutual Funds

                     Your Serious Money. Professionally Managed./SM/

  ---------------------------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
  ---------------------------------------------------------------------------

Smith Barney Aggressive Growth Fund Inc.


  Contents


Investments, risks and performance...........  2

More on the fund's investments...............  6

Management...................................  6

Choosing a class of shares to buy............  8

Comparing the fund's classes.................  9

Sales charge................................. 10

More about deferred sales charges............ 13

Buying shares................................ 14

Exchanging shares............................ 15

Redeeming shares............................. 16

Other things to know about share transactions 19

Distributions, dividends and taxes........... 21

Share price.................................. 22

Financial highlights......................... 23

                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks capital appreciation.

Principal Investment Strategies
Key investments The fund invests primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets are invested in the securities of such companies.

Selection process The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, the manager considers whether the company may benefit from:

 . new technologies, products or services
 . new cost reducing measures
 . changes in management
 . favorable changes in government regulations


Smith Barney Aggressive Growth Fund Inc.

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . Stock prices decline generally
 . Small or medium capitalization companies fall out of favor with investors . The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
 . A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock

Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large capitalization companies, small and medium capitalization companies are likely to have:

 . More limited product lines
 . Fewer capital resources
 . More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

 . Experience sharper swings in market values
 . Be harder to sell at times and at prices the manager believes appropriate . Offer greater potential for gains and losses

Who may want to invest The fund may be an appropriate investment if you:

 . Are seeking to participate in the long-term growth potential of small and medium capitalization companies
 . Currently have exposure to the stocks commonly held by large capitalization and value oriented mutual funds and wish to broaden your investment portfolio . Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with more limited track records


                                                      Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.


The bar chart shows the performance of the fund's Class A shares for each of the past 10 calendar years. Class B, L and Y shares would have different performance because of different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares

                                    [CHART]

                                91      42.30%
                                92       2.03%
                                93      21.10%
                                94      -1.65%
                                95      35.73%
                                96       2.72%
                                97      28.44%
                                98      35.08%
                                99      63.74%
                                00      19.12%

                        Calendar years ended December 31


Quarterly returns:

Highest: 37.54% in 4th quarter 1998; Lowest: (12.15)% in 3rd quarter 1998 Year to date: (7.25)% through 9/30/01


Risk return table
This table indicates the risks of investing in the fund by comparing the average annual total return of each class for the periods shown with that of the Russell 2500 Growth Index (the "Russell Index"), a broad-based unmanaged index of stocks of small to medium capitalization companies. This table assumes imposition of the maximum sales charge applicable to the class, redemption of shares at the end of the period, and reinvestment of distributions and dividends.

                         Average Annual Total Returns

                    Calendar Years Ended December 31, 2000



                                                    Since   Inception
                          1 year 5 years 10 years inception   date
            Class A       13.16% 26.99%   22.73%      n/a   10/24/83
            Class B       13.18% 27.19%      n/a   23.77%    11/6/92
            Class L       16.00% 27.06%      n/a   24.96%    5/13/93
            Class Y       19.47%    n/a      n/a   28.77%   10/12/95
          Russell Index (16.09)% 12.18%   15.72%      n/a      *
          *Index comparison begins on 12/31/90.



Smith Barney Aggressive Growth Fund Inc.

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

(fees paid directly from your investment)  Class A Class B Class L Class Y
Maximum sales charge (load) imposed
on purchases (as a % of offering price)     5.00%    None   1.00%   None
Maximum deferred sales charge (load)
(as a % of the lower of net asset value at
purchase or redemption)                     None*   5.00%   1.00%   None

                        Annual fund operating expenses


     (expenses deducted from fund assets)  Class A Class B Class L Class Y
     Management fee                         0.80%   0.80%   0.80%   0.80%
     Distribution and service (12b-1) fees  0.25%   1.00%   1.00%    None
     Other expenses                         0.12%   0.19%   0.14%   0.02%
                                            -----   -----   -----   -----
     Total annual fund operating expenses   1.17%   1.99%   1.94%   0.82%
                                            =====   =====   =====   =====

*You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

 . You invest $10,000 in the fund for the period shown
 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends without a sales charge . The fund's operating expenses remain the same

                      Number of years you own your shares

                                      1 year 3 years 5 years 10 years
Class A (with or without redemption)   $613   $853   $1,111   $1,849
Class B (redemption at end of period)  $702   $924   $1,173   $2,105
Class B (no redemption)                $202   $624   $1,073   $2,105
Class L (redemption at end of period)  $395   $703   $1,137   $2,342
Class L (no redemption)                $295   $703   $1,137   $2,342
Class Y (with or without redemption)   $ 84   $262   $  455   $1,014


                                                      Smith Barney Mutual Funds

  More on the fund's investments

Foreign investments The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risk associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


  Management


Manager The fund's investment adviser and administrator is Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("SBFM" or the "manager"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 125 Broad Street, New York, New York 10004. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Richard Freeman, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since its inception in October 1983. Mr. Freeman has more than 26 years of securities business experience, 18 years of which has been with the manager or its predecessors.



Management fees During the fiscal year ended August 31, 2001, the manager received a management fee and administrative fee equal to 0.60% and 0.20%, respectively, of the fund's average daily net assets.



Smith Barney Aggressive Growth Fund Inc.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Citi Fiduciary Trust Company serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into sub-transfer agency and services agreements with PFPC Global Fund Services and Primerica Shareholder Services to serve as the fund's sub-transfer agents (the "sub-transfer agents"). The sub-transfer agents will perform certain shareholder record keeping and accounting services.



                                                      Smith Barney Mutual Funds

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

 . If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
 . For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
 . Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long term investors.

You may buy shares from:

 . A broker-dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
 . The fund, but only if you are investing through certain qualified plans or Service Agents

All classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                          Initial           Additional
                                Classes A, B, L   Class Y   All Classes
General                             $1,000      $15 million     $50
IRAs, Self Employed Retirement
Plans, Uniform Gift to Minor
Accounts                             $250       $15 million     $50
Qualified Retirement Plans*          $25        $15 million     $25
Simple IRAs                           $1            n/a         $1
Monthly Systematic Investment
Plans                                $25            n/a         $25
Quarterly Systematic Investment
Plans                                $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


Smith Barney Aggressive Growth Fund Inc.

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                     Class A          Class B         Class L            Class Y
Key features     . Initial sales   . No initial     . Initial sales   . No initial or
                   charge            sales charge     charge is         deferred
                 . You may         . Deferred         lower than        sales charge
                   qualify for       sales charge     Class A         . Must invest
                   reduction or      declines over  . Deferred          at least $15
                   waiver of ini-    time             sales charge      million
                   tial sales      . Converts to      for only 1      . Lower
                   charge            Class A after    year              annual ex-
                 . Lower             8 years        . Does not          penses than
                   annual ex-      . Higher           convert to        the other
                   penses than       annual ex-       Class A           classes
                   Class B and       penses than    . Higher
                   Class L           Class A          annual ex-
                                                      penses than
                                                      Class A
----------------------------------------------------------------------------------------
Initial sales     Up to 5.00%;     None            1.00%           None
charge            reduced for
                  large pur-
                  chases and
                  waived for
                  certain
                  investors. No
                  charge for
                  purchases of
                  $1,000,000 or
                  more
----------------------------------------------------------------------------------------
Deferred sales    1% on pur-       Up to 5%        1% if you       None
charge            chases of        charged         redeem
                  $1,000,000 or    when you        within 1 year
                  more if you      redeem          of purchase
                  redeem           shares. The
                  within 1 year    charge is
                  of purchase      reduced over
                                   time and
                                   there is no
                                   deferred
                                   sales charge
                                   after 6 years
----------------------------------------------------------------------------------------
Annual            0.25% of         1% of aver-     1% of aver-     None
distribution and  average daily    age daily net   age daily net
service fees      net assets       assets          assets
----------------------------------------------------------------------------------------
Exchange          Class A          Class B         Class L         Class Y
privilege*        shares of        shares of       shares of       shares of
                  most Smith       most Smith      most Smith      most Smith
                  Barney funds     Barney funds    Barney funds    Barney
                                                                   funds
----------------------------------------------------------------------------------------

*Ask your Service Agent or visit the web site for the Smith Barney funds available for exchange.


                                                      Smith Barney Mutual Funds

  Sales charge

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees Service Agents that sell shares of the fund receive. The distributors keep up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.




                                                             Broker/
                                                             Dealer
                                      Sales charge as a % of Commission
                                      Offering   Net amount  as % of
    Amount of purchase                price (%) invested (%) offering price
    Less than $25,000                    5.00       5.26             4.50
    $25,000 but less than $50,000        4.25       4.44             3.83
    $50,000 but less than $100,000       3.75       3.90             3.38
    $100,000 but less than $250,000      3.25       3.36             2.93
    $250,000 but less than $500,000      2.75       2.83             2.48
    $500,000 but less than $1,000,000    2.00       2.04             1.80
    $1,000,000 or more                  - 0 -      - 0 -      up to 1.00*

*A distributor pays up to 1.00% to a Service Agent.

Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


Smith Barney Aggressive Growth Fund Inc.

Accumulationprivilege - lets you combine the current value of Class A shares owned

 . by you, or
 . by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letterof intent - lets you purchase Class A shares of the fund and other Smith
      Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

 . Employees of NASD members
 . Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
 . Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
Deferred sales charge 5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


                                                      Smith Barney Mutual Funds

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:         Shares issued:
At initial                 On reinvestment of     Upon exchange from
purchase                   dividends and          another Smith Barney
                           distributions          mutual fund
Eight years after the date In same proportion     On the date the shares
of purchase                that the number of     originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as a
                           dividend)

Class L shares (available through certain Service Agents)

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.


Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares held by their clients.

Class Y shares (available through certain Service Agents)
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.


Smith Barney Aggressive Growth Fund Inc.

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

 . Shares exchanged for shares of another Smith Barney fund
 . Shares representing reinvested distributions and dividends
 . Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

 . On payments made through certain systematic withdrawal plans
 . On certain distributions from a retirement plan
 . For involuntary redemptions of small account balances
 . For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Buying shares


      Through a You should contact your Service Agent to open a bro-Service Agent kerage account and make arrangements to buy shares.

                If you do not provide the following information, your order will be rejected:

                . Class of shares being bought
                . Dollar amount or number of shares being bought

                Your Service Agent may charge an annual account
                maintenance fee.
-------------------------------------------------------------------------------
    Through the Qualified retirement plans and certain other investors fund who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                . Write the fund at the following address:
                    Smith Barney Aggressive Growth Fund Inc.
                    (Specify class of shares)
                    c/o PFPC Global Fund Services
                    P.O. Box 9699
                    Providence, RI 02940-9699
                . Enclose a check made payable to the fund to pay for
                  the shares. For initial purchases, complete and send
                  an account application
                . For more information, please call Smith Barney
                  Shareholder Services at 1-800-451-2010
-------------------------------------------------------------------------------
      Through a You may authorize your Service Agent or the applicable systematic sub-transfer agent to transfer funds automatically from investment plan (i) a regular bank account (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regu-lar basis.

                . Amounts transferred should be at least: $25 monthly
                  or $50 quarterly
                . If you do not have sufficient funds in your account
                  on a transfer date, your Service Agent or the appli-cable sub-transfer agent may charge you a fee

                For more information, contact your Service Agent or the trans-fer agent or consult the SAI.



Smith Barney Aggressive Growth Fund Inc.

  Exchanging shares


 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
       help meet the ing into. An exchange is a taxable transaction.
    varying needs of
      both large and . You may exchange shares only for shares of the
     small investors   same class of another Smith Barney fund. Not all
                       Smith Barney funds offer all classes.
                     . Not all Smith Barney funds may be offered in your
                       state of residence. Contact your Service Agent or the
                       transfer agent for further information.
                     . Exchanges of Class A, Class B and Class L shares are
                       subject to minimum investment requirements
                       (except for systematic investment plan exchanges),
                       and all shares are subject to the other requirements
                       of the fund into which exchanges are made.
                     . If you hold share certificates, the applicable sub-
                       transfer agent must receive the certificates endorsed
                       for transfer or with signed stock powers (documents
                       transferring ownership of certificates) before the
                       exchange is effective.
                     . The fund may suspend or terminate your exchange
                       privilege if you engage in an excessive pattern of
                       exchanges.
--------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be measured from the date of your original purchase. If the fund you exchange into has a higher deferred sales charge, you will be subject to that charge. If you ex-change at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------
        By telephone If you do not have a brokerage account with a Service
                     Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York
                     Stock Exchange is open. For clients of a PFS Invest-ments Registered Representative, call Primerica
                     Shareholder Services at 1-800-544-5445 between 8:00



                                                      Smith Barney Mutual Funds
               a.m. and 8:00 p.m. (Eastern time). All other share-holders should call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Re-quests received after the close of regular trading on the Exchange are priced at the net asset value next de-termined.

               You can make telephone exchanges only between ac-
               counts that have identical registrations.
       ------------------------------------------------------------------
       By mail If you do not have a brokerage account, contact your Service Agent or write to the applicable sub-transfer agent at the address on the -following page.


  Redeeming shares


       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the applicable sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears which may take up to 15 days.

                 If you have a brokerage account with a Service Agent your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       ------------------------------------------------------------------



Smith Barney Aggressive Growth Fund Inc.

          By mail For accounts held directly at the fund, send written requests to the fund at the applicable address:



            For clients of a PFS Investments Registered Representa-tive, write Primerica Shareholder Services at the follow-ing address:

                Primerica Shareholder Services
                P.O. Box 9662
                Providence, RI 02940-9662

            For all other investors, send your request to PFPC
            Global Fund Services at the following address:

                Smith Barney Aggressive Growth Fund Inc.
                (Specify class of shares)
                c/o PFPC Global Fund Services
                P.O. Box 9699
                Providence, RI 02940-9699

            Your written request must provide the following:

            . The name of the fund and account number
            . The class of shares and the dollar amount or num-
              ber of shares to be redeemed
            . Signatures of each owner exactly as the account is
              registered
          ------------------------------------------------------------


      By telephone If you do not have a brokerage account with a Service
                   Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. For clients of a PFS Investments Registered Rep-resentative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00
                   p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                                                      Smith Barney Mutual Funds

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your author-
                 ization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. A sub-transfer agent
                 may charge a fee on a wire or an electronic transfer
                 (ACH).
---------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 . Your shares must not be represented by certificates
                 . All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.



Smith Barney Aggressive Growth Fund Inc.

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

 . Name of the fund
 . Account number
 . Class of shares being bought, exchanged or redeemed
 . Dollar amount or number of shares being bought, exchanged or redeemed . Signature of each owner exactly as the account is registered


The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.


Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

 . Are redeeming over $50,000

 . Are sending signed share certificates or stock powers to the applicable sub-transfer agent


 . Instruct the applicable sub-transfer agent to mail the check to an address different from the one on your account

 . Changed your account registration
 . Want the check paid to someone other than the account owner(s)
 . Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

 . Suspend the offering of shares
 . Waive or change minimum and additional investment amounts
 . Reject any purchase or exchange order
 . Change, revoke or suspend the exchange privilege
 . Suspend telephone transactions


                                                      Smith Barney Mutual Funds

 . Suspend or postpone redemptions of shares on any day when trading on the New
  York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
 . Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.


For more information contact your Service Agent or the transfer agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.


Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the applicable sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.



Smith Barney Aggressive Growth Fund Inc.

  Distributions, dividends and taxes


Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from capital gain. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the applicable sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the applicable sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.


Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

Transaction                           Federal tax status
Redemption or exchange of shares      Usually capital gain or loss; long-
                                      term only if shares owned more
                                      than one year
Long-term capital gain distributions  Long-term capital gain
Short-term capital gain distributions Ordinary income
Dividends                             Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 30.5% (30% in 2002) of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



                                                      Smith Barney Mutual Funds

  Share price


You may buy, exchange or redeem shares at their net asset value, plus applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the applicable sub-transfer agent of the fund before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.


Service Agents must transmit all orders to buy, exchange or redeem shares to the applicable sub-transfer agent before the applicable sub-transfer agent's close of business.



Smith Barney Aggressive Growth Fund Inc.

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class A share of capital stock outstanding throughout each year ended August 31:


                                2001/(1)/    2000/(1)/   1999/(1)/   1998       1997
----------------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $   110.53   $    67.73  $  33.78  $  41.80   $  28.76
----------------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment loss                 (0.79)       (0.59)    (0.48)    (0.42)     (0.33)
 Net realized and unrealized
  gain (loss)                       (18.28)       44.11     35.31     (5.64)     14.18
----------------------------------------------------------------------------------------
Total income (loss) from
 operations                         (19.07)       43.52     34.83     (6.06)     13.85
----------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                     --        (0.72)    (0.88)    (1.96)     (0.81)
----------------------------------------------------------------------------------------
Total distributions                     --        (0.72)    (0.88)    (1.96)     (0.81)
----------------------------------------------------------------------------------------
Net asset value, end of year    $    91.46   $   110.53  $  67.73  $  33.78   $  41.80
----------------------------------------------------------------------------------------
Total return                        (17.25)%      64.91%   104.42%   (15.16)%    49.11%
----------------------------------------------------------------------------------------
Net assets, end of year (000)'s $1,951,997   $1,731,025  $690,142  $296,376   $333,877
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             1.17%        1.14%     1.18%     1.21%      1.21%
 Net investment loss                 (0.80)       (0.66)    (0.89)    (0.97)     (0.93)
----------------------------------------------------------------------------------------
Portfolio turnover rate                  0%           1%        8%        7%         6%
----------------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended August 31:


                                2001/(1)/    2000/(1)/   1999/(1)/   1998       1997
----------------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $   103.24   $    63.82  $  32.12  $  40.17   $  27.88
----------------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment loss                 (1.48)       (1.23)    (0.87)    (0.66)     (0.56)
 Net realized and unrealized
  gain (loss)                       (17.03)       41.37     33.45     (5.43)     13.66
----------------------------------------------------------------------------------------
Total income (loss) from
 operations                         (18.51)       40.14     32.58     (6.09)     13.10
----------------------------------------------------------------------------------------
Less distributions from:
 Realized gains                         --        (0.72)    (0.88)    (1.96)     (0.81)
----------------------------------------------------------------------------------------
Total distributions                     --        (0.72)    (0.88)    (1.96)     (0.81)
----------------------------------------------------------------------------------------
Net asset value, end of year    $    84.73   $   103.24  $  63.82  $  32.12   $  40.17
----------------------------------------------------------------------------------------
Total return+                       (17.93)%      63.58%   102.78%   (15.90)%    47.94%
----------------------------------------------------------------------------------------
Net assets, end of year (000)'s $1,892,775   $1,485,305  $470,141  $185,808   $197,559
----------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             1.99%        1.94%     2.00%     2.02%      2.01%
 Net investment loss                 (1.62)       (1.47)    (1.70)    (1.78)     (1.73)
----------------------------------------------------------------------------------------
Portfolio turnover rate                  0%           1%        8%        7%         6%
----------------------------------------------------------------------------------------

+Total return indicated does not reflect any applicable sales charge. /(1)/Per share amounts have been calculated using the monthly average shares method.

  For a Class L share of capital stock outstanding throughout each year ended August 31:


                                2001/(1)/    2000/(1)/ 1999/(1)/ 1998/(2)/  1997
------------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $   103.54   $  63.99  $  32.19  $ 40.22   $ 27.91
------------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment loss                 (1.44)     (1.24)    (0.84)   (0.68)    (0.59)
 Net realized and unrealized
  gain (loss)                       (17.07)     41.51     33.52    (5.39)    13.71
------------------------------------------------------------------------------------
Total income (loss) from
 operations                         (18.51)     40.27     32.68    (6.07)    13.12
------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                     --      (0.72)    (0.88)   (1.96)    (0.81)
------------------------------------------------------------------------------------
Total distributions                     --      (0.72)    (0.88)   (1.96)    (0.81)
------------------------------------------------------------------------------------
Net asset value, end of year    $    85.03   $ 103.54  $  63.99  $ 32.19   $ 40.22
------------------------------------------------------------------------------------
Total return+                       (17.88)%    63.62%   102.87%  (15.80)%   47.97%
------------------------------------------------------------------------------------
Net assets, end of year (000)'s $1,286,431   $695,844  $161,784  $65,312   $77,297
------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                             1.94%      1.94%     1.94%    1.97%     1.97%
 Net investment loss                 (1.57)     (1.46)    (1.64)   (1.73)    (1.68)
------------------------------------------------------------------------------------
Portfolio turnover rate                  0%         1%        8%       7%        6%
------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.
/(2)/On June 12, 1998, Class C shares were renamed Class L shares.
+Total return does not reflect any applicable sales charges.


Smith Barney Aggressive Growth Fund Inc.

  For a Class Y share of capital stock outstanding throughout each year ended August 31:


                                2001/(1)/  2000/(1)/ 1999/(1)/  1998       1997
-----------------------------------------------------------------------------------
Net asset value, beginning
 of year                        $ 112.46   $  68.69  $  34.13  $ 42.07   $  28.84
-----------------------------------------------------------------------------------
Income (loss) from
 operations:
 Net investment loss               (0.45)     (0.30)    (0.29)   (0.25)     (0.16)
 Net realized and
  unrealized gain (loss)          (18.63)     44.79     35.73    (5.73)     14.20
-----------------------------------------------------------------------------------
Total income (loss) from
 operations                       (19.08)     44.49     35.44    (5.98)     14.04
-----------------------------------------------------------------------------------
Less distributions from:
 Realized gains                       --      (0.72)    (0.88)   (1.96)     (0.81)
-----------------------------------------------------------------------------------
Total distributions                   --      (0.72)    (0.88)   (1.96)     (0.81)
-----------------------------------------------------------------------------------
Net asset value, end of year    $  93.38   $ 112.46  $  68.69  $ 34.13   $  42.07
-----------------------------------------------------------------------------------
Total return+                     (16.97)%    65.42%   105.15%  (14.86)%    49.64%
-----------------------------------------------------------------------------------
Net assets, end of year (000)'s $200,116   $219,074  $172,385  $89,675   $158,146
-----------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                           0.82%      0.82%     0.82%   (0.85)%     0.84%
 Net investment loss               (0.45)%    (0.34)    (0.53)   (0.62)     (0.56)
-----------------------------------------------------------------------------------
Portfolio turnover rate                0%         1%        8%       7%         6%
-----------------------------------------------------------------------------------


/(1)/Per share amounts have been calculated using the monthly average shares method.


+Annualized.


                                                      Smith Barney Mutual Funds

                            [LOGO] Smith Barney
                                   Mutual Funds

                            Your Serious Money. Professionally Managed/SM/


Smith Barney Aggressive

Growth Fund Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the applicable sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-03762)

FD01060 12/01

                                  PROSPECTUS



                -------------------------------------------------

                                  SMITH BARNEY
                           AGGRESSIVE GROWTH FUND INC.

                -------------------------------------------------

      Class Z Shares

      December 28, 2001



      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.



                      [LOGO] Smith Barney
                             Mutual Funds

                      Your Serious Money. Professionally Managed./SM/

           ---------------------------------------------------------
  INVESTMENT PRODUCTS: NOT FDIC INSURED . NO BANK  GUARANTEE . MAY LOSE VALUE
           ---------------------------------------------------------

Smith Barney Aggressive Growth Fund Inc.

  Contents

Investments, risks and performance...........  2

More on the fund's investments...............  6

Management...................................  7

Buying, selling and exchanging Class Z shares  8

Distributions, dividends and taxes...........  9

Share price.................................. 10

Financial highlights......................... 11
The Class Z shares described in this prospectus are offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. or any of its affiliates.




                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks capital appreciation.

Principal Investment Strategies
Key investments The fund invests primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index. The fund may invest in the securities of large, well-known companies which offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the fund's assets are invested in the securities of such companies.

Selection process The manager emphasizes individual security selection while diversifying the fund's investments across industries, which may help to reduce risk. The manager focuses primarily, but not exclusively, on emerging growth companies that have passed their "start-up" phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, the manager considers whether the company may benefit from:

 . new technologies, products or services
 . new cost reducing measures
 . changes in management
 . favorable changes in government regulations

Principal risks of investing in the fund
Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

 . Stock prices decline generally
 . Small or medium capitalization companies fall out of favor with investors . The manager's judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect
 . A particular product or service developed by a company in which the fund invests is unsuccessful, the company does not meet earnings expectations or other events depress the value of the company's stock




Smith Barney Aggressive Growth Fund Inc.--Class Z Shares

Compared to mutual funds that focus only on large capitalization companies, the fund's share price may be more volatile because the fund also invests a significant portion of its assets in small and medium capitalization companies.

Compared to large capitalization companies, small and medium capitalization companies are more likely to have:

 . More limited product lines
 . Fewer capital resources
 . More limited management depth

Further, securities of small and medium capitalization companies are more likely to:

 . Experience sharper swings in market values
 . Be harder to sell at times and at prices the manager believes appropriate . Offer greater potential for gains and losses

Who may want to invest The fund may be an appropriate investment if you:

 . Are seeking to participate in the long-term growth potential of small and medium capitalization companies
 . Currently have exposure to the stocks commonly held by large capitalization and value oriented mutual funds and wish to broaden your investment portfolio . Are willing to accept the risks of the stock market and the special risks and potential long-term rewards of investing in smaller companies with more limited track records


                                                      Smith Barney Mutual Funds

Risk return bar chart
This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future.


The bar chart shows the performance of the fund's Class Z shares for each of the past 8 calendar years. On November 7, 1994, the former Class C shares were renamed Class Z shares. Performance for the period prior to that date reflects the performance of the Class C shares.




                                    [CHART]

                        Total Return for Class Z Shares

                                 93       21.50%
                                 94       -1.23%
                                 95       36.14%
                                 96        3.10%
                                 97       28.91%
                                 98       35.60%
                                 99       64.30%
                                 00       21.50%

                        Calendar years ended December 31

Quarterly returns:
Highest: 37.70% in 4th quarter 1998; Lowest: (12.08)% in 3rd quarter 1998

Year to date: (7.02)% through 9/30/01


Risk return table
This table indicates the risks of investing in the fund by comparing the average annual total return of Class Z shares of the fund for the periods shown with that of the Russell 2500 Growth Index (the "Russell Index"), a broad-based unmanaged index of stocks of small to medium capitalization companies. This table assumes reinvestment of distributions and dividends.

                         Average Annual Total Returns

                    Calendar Years Ended December 31, 2000



                                          Since   Inception
              1 year   5 years 10 years Inception   Date
Class Z        19.48%   28.75%   n/a      25.18%   11/6/92
Russell Index (16.09)%  12.18%   n/a      13.10%      *


* Index comparison begins on 11/30/92





Smith Barney Aggressive Growth Fund Inc.--Class Z Shares

Fee table
This table sets forth the fees and expenses you will pay if you invest in Class Z shares of the fund.

                        Annual fund operating expenses

                   (expenses deducted from fund assets)
                   Management fee                       0.80%
                   Other expenses                       0.02%
                                                        -----
                   Total annual fund operating expenses 0.82%

Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

 . You invest $10,000 in the fund for the period shown
 . Your investment has a 5% return each year
 . You reinvest all distributions and dividends
 . The fund's operating expenses remain the same

                      Number of years you own your shares

                                           1 year 3 years 5 years 10 years
      Class Z (with or without redemption)  $84    $262    $455    $1,014


                                                      Smith Barney Mutual Funds

  More on the fund's investments

Foreign investments The fund may invest up to 10% of its assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risk associated with investing in foreign securities directly. Foreign countries generally have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.



Smith Barney Aggressive Growth Fund Inc.--Class Z Shares

  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("SBFM" or the "manager"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 125 Broad Street, New York, New York 10004. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Richard Freeman, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio since its inception in October 1983. Mr. Freeman has more than 26 years of securities business experience, 18 years of which has been with the manager or its predecessors.



Management fees During the fiscal year ended August 31, 2001, the manager received a management fee and administrative fee equal to 0.60% and 0.20%, respectively, of the fund's average daily net assets.



                                                      Smith Barney Mutual Funds

  Buying, selling and exchanging Class Z shares

     Through a You may buy, sell or exchange Class Z shares only qualified plan through a "qualified plan." A qualified plan is a tax-
               exempt employee benefit or retirement plan of Salo-mon Smith Barney, or one of its affiliates.

               There are no minimum investment requirements for
               Class Z shares. However, the fund reserves the right to change this policy at any time.
-------------------------------------------------------------------------
        Buying Orders to buy Class Z shares must be made in accor-
               dance with the terms of a qualified plan. If you are a participant in a qualified plan, you may place an order with your plan to buy Class Z shares at net asset value, without any sales charge. Payment is due to Salomon
               Smith Barney on settlement date, which is the third business day after your order is accepted. If you make payment prior to this date, you may designate a temporary investment (such as a money market fund of
               the Smith Barney funds) for payment until settlement
               date. The fund reserves the right to reject any order to buy shares and to suspend the offering of shares for a period of time.
-------------------------------------------------------------------------
       Selling Qualified plans may redeem their shares on any day on which the fund calculates its net asset value. You should consult the terms of your qualified plan for special re-demption provisions.
-------------------------------------------------------------------------
    Exchanging You should consult your qualified plan for information about available exchange options.


Smith Barney Aggressive Growth Fund Inc.--Class Z Shares

  Distributions, dividends and taxes

An investment in the fund will have the following consequences for a qualified plan as the owner of shares in the fund. Qualified plan participants should consult their plan document or tax advisors about the tax consequences of participating in a qualified plan.

Dividends The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional Class Z shares. The fund expects distributions to be primarily from capital gains. No sales charge is imposed on reinvested distributions or dividends.

Taxes Provided that a qualified plan has not borrowed to finance its investment in the fund, it will not be taxable on the receipt of dividends and distributions from the fund.

Dividends and interest received by the fund from investing in foreign secu-rities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The fund's foreign tax payments will reduce the amount of its dividends and distributions.


                                                      Smith Barney Mutual Funds

  Share price


Qualified plans may buy, exchange or redeem Class Z shares of the fund at the net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (Normally 4 p.m. Eastern time). The Exchange is closed on certain holidays listed in the Statement of Additional Information.


The fund generally values its fund securities based on market price or quotations. The fund's currency conversions are done when the London stock exchange closes. When reliable market prices are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when your qualified plan cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your qualified plan before the New York Stock Exchange closes. If the New York Stock Exchange closes early, you must place your order with your qualified plan prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your qualified plan must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.


Smith Barney Aggressive Growth Fund Inc.--Class Z Shares

  Financial highlights


The financial highlights table is intended to help you understand the performance of Class Z shares of the fund for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


  For a Class Z share of capital stock outstanding throughout each year ended August 31:


                                   2001/(1)/  2000/(1)/ 1999/(1)/  1998      1997
-------------------------------------------------------------------------------------
Net asset value, beginning of year $ 114.01   $  69.63  $  34.58  $ 42.60   $ 29.20
-------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                  (0.46)     (0.32)    (0.30)   (0.28)    (0.20)
 Net realized and unrealized
  gain (loss)                        (18.88)     45.72     36.23    (5.78)    14.41
-------------------------------------------------------------------------------------
Total income (loss) from
 operations                          (19.34)     45.10     35.93    (6.06)    14.21
-------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                      --      (0.72)    (0.88)   (1.96)    (0.81)
-------------------------------------------------------------------------------------
Total distributions                      --      (0.72)    (0.88)   (1.96)    (0.81)
-------------------------------------------------------------------------------------
Net asset value, end of year       $  94.67   $ 114.01  $  69.63  $ 34.58   $ 42.60
-------------------------------------------------------------------------------------
Total return                         (16.96)%    65.42%   105.20%  (14.86)%   49.61%
-------------------------------------------------------------------------------------
Net assets, end of year (000)'s    $523,794   $463,032  $169,905  $42,155   $43,553
-------------------------------------------------------------------------------------
Ratios to average net assets:
 Expenses                              0.82%      0.83%     0.82%    0.85%     0.85%
 Net investment loss                  (0.45)     (0.35)    (0.51)   (0.62)    (0.57)
-------------------------------------------------------------------------------------
Portfolio turnover rate                   0%         1%        8%       7%        6%
-------------------------------------------------------------------------------------

/(1)/Per share amounts have been calculated using the monthly average shares method.


                                                      Smith Barney Mutual Funds

                          [LOGO] Smith Barney
                                 Mutual Funds

                          Your Serious Money. Professionally Managed/SM/


Smith Barney Aggressive Growth Fund Inc.


Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your qualified plan or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Salomon Smith Barney Financial Consultant, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-03762)

FD01061 12/01

Smith Barney Aggressive Growth Fund, Inc.
125 Broad Street
New York, New York 10004
(800) 451-2010

--------------------------------------
Statement of Additional Information                            December 28, 2001
--------------------------------------
This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of the Smith Barney Aggressive Growth Fund, Inc. (the "fund"), dated December 28, 2001, as amended or supplemented from time to time, and should be read in conjunction with the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. The fund's prospectus may be obtained free of charge from your Salomon Smith Barney Financial Consultant, a registered representative of PFS Distributors, Inc. ("PFS") or a Service Agent (as defined on page 12), or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

                                TABLE OF CONTENTS

 Investment Objective and Management Policies.................................2
 Directors and Officers.......................................................8
 Purchase of Shares..........................................................11
 PFS Accounts................................................................16
 Redemption of Shares........................................................18
 Investment Manager and Administrator........................................19
 Distributor.................................................................20
 Valuation of Shares.........................................................23
 Exchange Privilege..........................................................24
 Performance Data............................................................25
 Taxes.......................................................................28
 Additional Information......................................................29
 Financial Statements........................................................30
 Other Information...........................................................30

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in its prospectus. Smith Barney Fund Management LLC (formerly known as SSB Citi Fund Management LLC) ("SBFM" or the "manager") serves as investment manager and administrator to the fund.

The investment objective of the fund is capital appreciation. Although the fund may receive current income from dividends, interest and other sources, income is only an incidental consideration of the fund. The fund attempts to achieve its investment objective by investing primarily in common stocks of companies that the manager believes are experiencing, or have the potential to experience, growth in earnings that exceed the average earnings growth rate of companies having securities included in the S&P 500. Although the manager anticipates that the assets of the fund ordinarily will be invested primarily in common stocks of U.S. companies, the fund may invest in convertible securities, preferred stocks, securities of foreign issuers, warrants and restricted securities. In addition, when the manager believes that market conditions warrant, the fund may invest for temporary defensive purposes in corporate and U.S. government bonds and notes and money market instruments. The fund is also authorized to borrow up to 5% of its total assets for extraordinary or emergency purposes, and may borrow up to 33 1/3% of its total assets less liabilities, for leveraging purposes.
See  "Leveraging."

Certain Risk Considerations Securities of the kinds of companies in which the fund invests may be subject to significant price fluctuation and above-average risk. In addition, companies achieving an earnings growth rate higher than that of S&P 500 companies tend to reinvest their earnings rather than distribute them. As a result, the fund is not likely to receive significant dividend income on its portfolio securities. Accordingly, an investment in the fund should not be considered as a complete investment program and may not be appropriate for all investors.

Convertible Securities Convertible securities are fixed-income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Foreign Securities The fund may invest up to 10% of its net assets (at the time of investment) in foreign securities. The fund may invest directly in foreign issuers or invest in depositary receipts. The fund's investments in foreign securities may involve greater risk than investments in securities of U.S. issuers. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risk associated with investing in foreign securities directly. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the fund, including the withholding of dividends. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Repurchase Agreements The fund will enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the Board of Directors, reviews on an ongoing basis the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risk.

Lending of Portfolio Securities The fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The fund may not lend its portfolio securities to Salomon Smith Barney or its affiliates unless it has applied for and received specific authority from the Securities and Exchange Commission (the "SEC"). Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with Salomon Smith Barney, and which is acting as a "finder."

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

Leveraging The fund may from time to time leverage its investments by purchasing securities with borrowed money. The fund may borrow money only from banks and in an amount not to exceed 33 1/3% of the total value of its assets less its liabilities. The amount of the fund's borrowings also may be limited by the availability and cost of credit and by restrictions imposed by the Federal Reserve Board.

The fund is required under the Investment Company Act of 1940, as amended (the "1940 Act") to maintain at all times an asset coverage of 300% of the amount of its borrowings. If, as a result of market fluctuations or for any other reason, the fund's asset coverage drops below 300%, the fund must reduce its outstanding bank debt within three business days so as to restore its asset coverage to the 300% level.

Any gain in the value of securities purchased with borrowed money that exceeds the interest paid on the amount borrowed would cause the net asset value of the fund's shares to increase more rapidly than otherwise would be the case. Conversely, any decline in the value of securities purchased would cause the net asset value of the fund's shares to decrease more rapidly than otherwise would be the case. Borrowed money thus creates an opportunity for greater capital gain but at the same time increases exposure to capital risk. The net cost of any borrowed money would be an expense that otherwise would not be incurred, and this expense could restrict or eliminate the fund's net investment income in any given period.

Warrants Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Restricted Securities Restricted securities are those that may not be sold publicly without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). For that reason, the fund may not be able to dispose of restricted securities at a time when, or at a price at which, it desires to do so and may have to bear expenses associated with registering the securities. At any one time, the fund's aggregate holdings of restricted securities, repurchase agreements having a duration of more than five business days, and securities lacking readily available market quotations will not exceed 15% of the fund's total assets.

Portfolio Turnover The fund's investment policies may result in its experiencing a greater portfolio turnover rate than those of investment companies that seek to produce income or to maintain a balanced investment position. Although the fund's portfolio turnover rate cannot be predicted and will vary from year to year, the manager expects that the fund's annual portfolio turnover rate may exceed 100%, but will not exceed 200%. A 100% portfolio turnover rate would occur, for instance, if all securities in the fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized short-term investment gain will be taxed to shareholders as ordinary income. For the 1999, 2000 and 2001 fiscal years, the fund's portfolio turnover rates were 8%, 1% and 0%, respectively.

Money Market Instruments As stated in the prospectus, the fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

Bank Obligations Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the manager will carefully evaluate such investments on a case-by-case basis.

Savings and loans associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

Investment Restrictions

The fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The fund may not:

1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements and;
         (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the 1933 Act, as amended, in disposing of portfolio securities.

6. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

7. Borrow money except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

10. Invest more than 5% of the value of its net assets (valued at the lower of cost or market) in warrants, of which no more than 2% of net assets may be invested in warrants not listed on the New York Stock Exchange, Inc. (the "NYSE") or the American Stock Exchange. The acquisition of warrants attached to other securities is not subject to this restriction.

11.      Purchase, sell or write put, call, straddle or spread options.

12. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs.

13. Invest in companies for the purpose of exercising management or control.

14. Invest more than 5% of the value of its total assets in securities of issuers having a record of fewer than three years of continual operation except that the restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, and guarantors of underlying assets.)

Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND OFFICERS

Set forth below is a list of each Director and executive officer of the fund, including a description of principal occupation during the last 5 years, age and address of each such person.

Paul R. Ades, Director (Age 61). Partner in the law firm of Paul R. Ades, PLLC. Director of 5 investment companies associated with Citigroup Inc. ("Citigroup"). His address is 181 West Main Street, Suite C, P.O. Box 790, Babylon, New York 11702.

Herbert Barg, Director (Age 78). Private investor. Director of 16 investment companies associated with Citigroup. His address is 1460 Drayton Lane, Wynnewood, Pennsylvania 19096.

Dwight B. Crane, Director (Age 64). Professor, Graduate School of Business Administration, Harvard University; Director of 23 investment companies associated with Citigroup. His address is Graduate School of Business Administration, Harvard University, Boston, Massachusetts 02163.

Frank G. Hubbard, Director (Age 64). Vice President, S&S Industries; Former Corporate Vice President, Materials Management and Marketing Services of Huls America, Inc.; Director of 5 investment companies associated with Citigroup. His address is 87 Whittredge Road, Summit, New Jersey 07901.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (Age 68). Managing Director of Salomon Smith Barney Inc. ("Salomon Smith Barney"); Director and President of SBFM and Travelers Investment Adviser, Inc. ("TIA"); and formerly Chairman of the Board of Smith Barney Strategy Advisers Inc. Mr. McLendon is a Director of 77 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Jerome Miller, Director (Age 63). Retired, Former President, Asset Management Group of Shearson Lehman Brothers. Director of 5 investment companies associated with Citigroup. His address is 27 Hemlock Road, Manhasset, New York, NY 11030.

Ken Miller, Director (Age 59). President of Young Stuff Apparel Group, Inc. Director of 5 investment companies associated with Citigroup. His address is 1407 Broadway, 6th Floor, Suite 610, New York, New York 10018.

Lewis E. Daidone, (Age 44) Senior Vice President and Treasurer (Age 43). Managing Director of Salomon Smith Barney, Director and Senior Vice President of SBFM and TIA. Treasurer of 61 investment companies associated with Citigroup. His address is 125 Broad Street, New York, New York 10004.

Richard A. Freeman (Age 47). Managing Director of Salomon Smith Barney. His address is 333 West 34th Street, New York, New York 10001.

Paul Brook, Controller (Age 47). Director of Salomon Smith Barney; Controller or Assistant Treasurer of 43 investment companies associated with Citigroup; from 1997-1998 Managing Director of AMT Capital

Services Inc.; Prior to 1997, Partner with Ernst & Young LLP; His address is 125 Broad Street, New York, New York 10004.

Christina T. Sydor, Secretary (Age 50). Managing Director of Salomon Smith Barney; General Counsel and Secretary of SBFM and TIA. Secretary of 61 investment companies associated with Citigroup. Her address is 666 Fifth Avenue, 6th Floor, New York, New York 10103.

*Designates a Director that is an "interested person" as defined in the 1940 Act. Such persons compensated by Salomon Smith Barney and are not separately compensated by the fund for serving as a fund officer or Director.

No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the fund for serving as an officer or Director of the Fund. The fund pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $3,000 per annum plus $500 per meeting attended and reimburses travel and out-of-pocket expenses. For the calendar year, such expenses totaled $15,402.

The following table shows the compensation paid by the fund to each person who was a Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and interested Directors of the fund are compensated by Salomon Smith Barney.

                               Compensation Table


                                     Aggregate           Pension or
                                 Compensation from       Retirement         Total Compensation    Number of Funds for
                                       Fund           Benefits Accrued    from Fund Complex for   Which Person Serves
                                  For Fiscal Year     as part of Fund      Calendar Year Ended    within Fund Complex
        Name of Person            Ended 08/31/00          Expenses               12/31/99            as of 08/31/00
---------------------------------------------------------------------------------------------------------------------
Paul R. Ades                          $5,170                 0                   $ 56,775                  5
Herbert Barg                           5,129                 0                    116,075                 16
Dwight B. Crane                        5,100                 0                    155,375                 23
Frank G. Hubbard                       5,100                 0                     56,675                  5
Heath B. McLendon                       ---                 ---                    ---                    77
Jerome Miller                          4,600                 0                    56,275                   5
Ken Miller                             5,120                 0                    56,475                   5

* Upon attainment of age 80 Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund Directors together with reasonable out-of-pocket expenses for each meeting attended. During the fund's last fiscal year aggregate compensation paid by the fund to Directors Emeritus totaled $10,405.

On December 1, 2001, the Directors and officers owned in the aggregate less than 1% of the outstanding shares of the fund.

To the best knowledge of the Directors, as of December 1, 2001, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:

--------------------- --------------- -------------------------------------- ------------------------------------
       CLASS          PERCENT         NAME                                   ADDRESS
--------------------- --------------- -------------------------------------- ------------------------------------
         A                 9.3850     PFPC Brokerage Services                211 South Gulph Road
                                      FBO Primerica Financial Services       King of Prussia, PA 19406

--------------------- --------------- -------------------------------------- ------------------------------------
         A                 5.2796     Travelers Insurance Company            One Tower Square
                                      Attn: Shareholder Accounting, 6MS      Hartford CT 06183

--------------------- --------------- -------------------------------------- ------------------------------------
         B                11.0161     PFPC Brokerage Services                211 South Gulph Road
                                      FBO Primerica Financial Services       King of Prussia, PA 19406

--------------------- --------------- -------------------------------------- ------------------------------------
         Y                34.0995     Northern Trust Company                 P.O. Box 92956
                                      FBO Kohler Co and Subsidiaries         Chicago, IL 60675

--------------------- --------------- -------------------------------------- ------------------------------------
         Y                32.3287     Smith Barney                           1 Heritage Drive
                                      Allocation Series, Inc.                3rd Floor South
                                      High Growth Portfolio                  North Quincy, MA 02171-2105
                                      State Street Bank
                                      Attn: Greg Niland

--------------------- --------------- -------------------------------------- ------------------------------------
         Y                16.5606     Smith Barney                           1 Heritage Drive
                                      Allocation Series, Inc.                3rd Floor South
                                      Growth Portfolio                       North Quincy, MA 02171-2105
                                      State Street Bank
                                      Attn: Greg Niland

--------------------- --------------- -------------------------------------- ------------------------------------
         Y                 7.0159     SEI Private Trust Company              One Freedom Valley Drive
                                      C/o Wood County                        Oaks, PA 19456
                                      Attn: Mutual Funds Administrator

--------------------- --------------- -------------------------------------- ------------------------------------
         Y                 5.2943     Smith Barney                           1 Heritage Drive
                                      Allocation Series, Inc.                3rd Floor South
                                      Select High Growth Portfolio           North Quincy, MA 02171-2105
                                      State Street Bank
                                      Attn: Greg Niland

--------------------- --------------- -------------------------------------- ------------------------------------

--------------------- --------------- -------------------------------------- ------------------------------------
         Y                 8.0136     Smith Barney                           1 Heritage Drive
                                      Allocation Series, Inc.                3rd Floor South
                                      Select Growth Portfolio                North Quincy, MA 02171-2105
                                      State Street Bank
                                      Attn: Greg Niland

--------------------- --------------- -------------------------------------- ------------------------------------
         Z                99.9968     State Street Bank & Trust              105 Rosemont Rd
                                      Citigroup 401(K) Plan                  Westwood MA 02090

--------------------- --------------- -------------------------------------- ------------------------------------

PURCHASE OF SHARES

The fund offers five classes ("Classes") of shares: Class A, Class B, Class L, Class Y and Class Z. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a Contingent Deferred Sales Charge ("Deferred Sales Charge") payable upon certain redemptions. Class L shares are sold with a lower initial sales charge than Class A shares but with higher ongoing expenses and a Deferred Sales Charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

The following classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:


                                                                                    Dealers'
                            Sales Charge as a %     Sales Charge as a %          Reallowance as %
   Amount of Investment        Of Transaction        Of Amount Invested         Of Offering Price
   --------------------        --------------        ------------------         -----------------
    Less than $25,000              5.00%                   5.26%                      4.50%
    $ 25,000 - $49,999             4.25%                   4.44%                      3.83%
    $50,000 - $99,999              3.75%                   3.90%                      3.38%
   $100,000 - $249,999             3.25%                   3.36%                      2.93%
   $250,000 - $499,999             2.75%                   2.83%                      2.48%
   $500,000 - $999,999             2.00%                   2.04%                      1.80%
   $1,000,000 or more.              -0-                     -0-                        -0-

* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and Service Agents (as defined on page 12) whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of a fund made at one time by "any person," which includes an individual and his or her immediate family, or a Director or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount).

Class Z Shares Class Z shares are sold exclusively to (a) tax-exempt employee benefit and retirement plans of Salomon Smith Barney, Inc. and its affiliates and (b) unit investment trusts sponsored by Salomon Smith Barney and its affiliates.

General

Investors may purchase shares from a broker dealer, financial intermediary, financial institution (each called a "Service Agent"), or a Salomon Smith Barney Financial Consultant. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify which class is being purchased. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services ("sub-transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in a fund by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by the fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by a fund or the fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Salomon Smith Barney Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Salomon Smith Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;
(f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; and (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) accounts associated with "k" Choice. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within thirteen months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, as applicable, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent for further information.

Deferred Sales Charge Provisions

"Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and
(c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

      Year Since Purchase Payment Was Made           Deferred sales charge
--------------------------------------------------------------------------------
                      First                                   5.00%

                     Second                                   4.00

                      Third                                   3.00

                     Fourth                                   2.00

                      Fifth                                   1.00

              Sixth and thereafter                            0.00
--------------------------------------------------------------------------------

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a Director or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a Director or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.

PFS ACCOUNTS

Initial purchase of shares of the fund must be made through a PFS Investments Registered Representative by completing the appropriate application found in the prospectus. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFS Investments Inc. ("PFSI") and also as agent for the distributor, in accordance with the terms of the prospectus. If the Transfer Agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. Share certificates are issued only upon a shareholder's written request to Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase will be charged a fee of up to $30 per returned purchase by Primerica Shareholder Services.

Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts. Subsequent investments of at least $50 may be made for each Class. For the fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Investments Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Upon completion of certain automated systems, shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. The minimum telephone subsequent investment is $250 and can be up to a maximum of $10,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of $27.50 by Primerica Shareholder Services. A shareholder who places a stop payment on a transfer or the transfer is returned because the account has been closed, will also be charged a fee of $27.50 by Primerica Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund's regular subsequent investment procedure described above.

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Written redemption requests of $50,000 or less do not require a signature guarantee unless the shareholder has changed his/her address within 45 days or less of the shareholder's request. A shareholder will be charged a $25 service fee for wire transfers and a nominal service fee for transfers made directly to the shareholder's bank by the ACH. Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. To defray administrative expenses involved with providing multiple years worth of information, there is a $15 charge for each Account Transcript requested. Additional copies of tax forms are available at the shareholder's request at a charge of $10 for each tax form.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class L (effective June 12, 1998 the former Class C shares were renamed Class L shares) and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class L shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge, however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, Directors or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more. Redemption proceeds will be mailed to shareholder's address of record.

Distributions in Kind

If the Board of Directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, each fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or the fund's sub-transfer agent A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

INVESTMENT MANAGER AND ADMINISTRATOR

SBFM serves as investment manager to the fund pursuant to a written agreement (the "Advisory Agreement"). The services provided by the manager under the Advisory Agreement are described in the prospectus under "Management." The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. The manager is a wholly owned subsidiary of Citigroup.

As compensation for investment advisory services, the fund pays the manager a fee computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. For the 1999, 2000 and 2001 fiscal years, the fund incurred $7,183,426, $17,040,650 and $31,008,541, respectively, in investment advisory fees.

SBFM also serves as administrator to the fund pursuant to a written agreement (the "Administration Agreement"). The services provided by SBFM under the Administration Agreement are described in the prospectus under "Management". SBFM pays the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance eof its services.

As compensation for administrative services rendered to the fund, SBFM receives a fee computed daily and paid monthly at the annual rate of 0.20% of the fund's average daily net assets. 1999, 2000 and 2001 fiscal years, the fund paid SBFM $2,394,475, $5,680,217 and $10,336,180, respectively, in administration fees.

The fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Salomon Smith Barney, or the manager, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, shareholders' reports and corporate meetings.

The manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of any Class of the following funds, exclusive of 12b-1 fees, taxes brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of the fund's average net assets for that fiscal year.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

A copy of the fund's Code of Ethics is on file with the SEC.

DISTRIBUTOR

Distributor Effective June 5, 2000, Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013 serves as the fund's distributor ("the Distributor") pursuant to a written agreement dated June 5, 2000 (the " Distribution Agreement") which was approved by the fund's Board of Directors, including a majority of the independent directors, on April 17, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. From time to time, the Distributor, or PFS or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the re-allowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional re-allowances or promotional incentives, in the form of cash or other compensation to PFSI Registered Representatives that sell shares of the fund.

The Distributor has entered into a selling agreement with PFS and PFS has entered into an agreement with PFSI giving PFSI the right to sell shares of fund on behalf of the Distributor. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of the fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distribution Agreement is renewable from year to year if approved (a) by the directors or by a vote of a majority of the fund's outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the Distribution Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice.

Commissions on Class A Shares. For the 1999, 2000 and 2001 fiscal years, the aggregate dollar amount of commissions on Class A shares is as follows:

                Fiscal Year        Fiscal Year         Fiscal Year
               Ended 8/31/99      Ended 8/31/00       Ended 8/31/01
               -------------      -------------       -------------
                $1,237,000         $9,995,000          $21,834,000


Commissions on Class L Shares. For the 1999, 2000 and 2001 fiscal years, the aggregate dollar amount of commissions on Class L shares is as follows:

                Fiscal Year          Fiscal Year           Fiscal Year
               Ended 8/31/99        Ended 8/31/00         Ended 8/31/00
               -------------        -------------         -------------
                  $25,000             3,335,000             6,063,000


For the 2001, 2000 and 1999 fiscal years, SBFM received from shareholders $78,000, $27,000 and $1,000 respectively, in Deferred Sales Charge on the redemption of Class A shares. For the 2001, 2000 and 1999 fiscal years, SSB received from shareholders $2,443,000, $624,000 and $355,000, respectively, in Deferred Sales Charge on the redemption of Class B shares. For the 2001, 2000 and 1999 fiscal years, SSB received from shareholders $412,000, $93,000 and $10,000, respectively, in Deferred Sales Charge on the redemption of Class L shares.

When payment is made by the investor before settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Salomon Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory capacity or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory and Administration Agreements for continuance.

Distribution Arrangements. To compensate each of Salomon Smith Barney and PFSI for the service it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The only Classes of shares being offered for sale through PFSI are Class A shares and Class B shares. Under the Plan, Salomon Smith Barney is paid a fee with respect to shares of the fund sold through Salomon Smith Barney and PFSI is paid a fee with respect to shares of the fund sold through PFSI. Under the Plan, the fund pays Salomon Smith Barney or PFSI (who pays its Registered Representative), as the case may be, a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. The service fee is primarily used to pay Salomon Smith Barney Financial Consultants (and PFSI Registered Representatives) for servicing shareholder accounts. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares (and pays PFSI with respect to Class A and B shares) to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payment to and expenses of Salomon Smith Barney Financial Consultants, PFSI Registereded Representatives, and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney and PFSI associated with the sale of portfolio shares, including lease, utility, communications and sales promotion expenses. The Class B and Class L distribution fee is calculated at the annual rate of 0.75%, respectively, of the value of the fund's average net assets attributable to the shares of each Class.

For the fiscal year ended August 31, 2000, Salomon Smith Barney incurred distribution expenses totaling $9,984,722 consisting of $519,085 for mutual funds marketing, $38,144 for printing and mailing of prospectuses, $1,892,319 for support services, $7,148,006 to Salomon Smith Barney Financial Consultants, and $387,168 in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distributing the fund's shares over the sum of the distribution fees and deferred sales charge received by Salomon Smith Barney from the fund.

Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by Salomon Smith Barney or PFSI and the payments may exceed distribution expenses actually incurred. The fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney and PFSI, amounts received under the Plan and proceeds of the deferred sales charges.

Each of PFSI and Salomon Smith Barney will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Salomon Smith Barney are distribution expenses within the meaning of the Plan and may be paid from amounts received by Salomon Smith Barney from the fund under the Plan.

From time to time, PFSI or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFSI may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of the fund.

Under its terms, each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not. Interested persons of the funad and who have no indirect financial interest in the operation or the Plan or in the Distribution Agreement (the "Independent Directors") The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the independent directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plans, Salomon Smith Barney and PFSI will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Services and Distribution Plans

To compensate Salomon Smith Barney and PFS for the services they provide and for the expense they bear, the fund has adopted the Plans pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the fund's average net assets attributable to the shares of the respective Class.

For the fiscal years ended August 31, 2001, 2000 and 1999 the fund incurred $4,507,080, $2,730,890 and $1,270,442 for Class A shares, $16,866,599,
$8,893,499 and $3,219,990 in Class B shares and $10,051,715, $3,676,705 and
$1,103,379 in Class L shares, respectively, in distribution plan fees.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the fund at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Custodian

The securities and cash owned by the fund will be held in the custody of PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Directors who are not "interested persons" of the fund.

Auditors

KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors to examine and report on the fund's financial statements for the fiscal year ending August 31, 2002.

VALUATION OF SHARES

The prospectus states that the net asset value of the fund's Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin

Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for these securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

EXCHANGE PRIVILEGE

Except as noted below, shareholders of certain Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

B. Class B shares of the fund exchanged for Class B shares of another fund will be subject to the higher applicable Deferred Sales Charge of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

C. Upon exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant or a PFS Investment Representative.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, each fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or (b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of the fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant or a PFS Investments Registered Representative.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the fund being acquired. Salomon Smith Barney and PFS reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

As stated in the prospectus for shares distributed through PFS, the exchange privilege is limited.

Additional Information Regarding Telephone Redemption and Exchange Program.

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

PERFORMANCE DATA

From time to time, the fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may be included in the following financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                    P(1 + T)/n/ = ERV
     Where        P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years

                  ERV      =        Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.


Aggregate Total Return

"Aggregate total return" figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

ERV - P
-------
  P

     Where:       P        =        a hypothetical initial payment of $10,000
                  ERV      =        Ending Redeemable Value of a hypothetical
                                    $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

The total returns below show what an investment in the fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the fund through the one, five and ten year periods ended August 31, 2001 and since inception:

                                  Total Returns

                                                       5                          Since
                                                      Year           5          Inception       Since
                                                     Average        Year         Average      Inception
                              Class      1 Year      Annual      Cumulative      Annual       Cumulative
---------------------------- --------- ----------- ----------- --------------- ------------ ---------------
Inception: 10/24/83              A*      (17.25)%     28.69%       252.90%        16.95%        1537.53%
---------------------------- --------- ----------- ----------- --------------- ------------ ---------------
Inception: 11/6/92               B       (17.93)      27.64         238.84         20.68         424.63
---------------------------- --------- ----------- ----------- --------------- ------------ ---------------
Inception: 5/13/93               L       (17.88)      27.70         239.61         21.71         410.93
---------------------------- --------- ----------- ----------- --------------- ------------ ---------------
Inception: 1/30/96**             Y       (16.97)      29.13         181.78         23.33         222.66
---------------------------- --------- ----------- ----------- --------------- ------------ ---------------
Inception: 11/6/92               Z       (16.96)      29.13         259.01         22.06         479.82
---------------------------- --------- ----------- ----------- --------------- ------------ ---------------

* The ten year average annual return was 19.51% and the ten year cumulative total return was 494.26% for Class A shares.

** Performance begins January 30, 1996 since all Class Y shares were redeemed during November 1995 and new shares were not purchased until January 30, 1996.

The total returns below show what an investment in the fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the funds through the one, five and ten year periods ended August 31, 2001 and since inception:

                                  Total Returns

                                                    5                         Since
                                                   Year          5           Inception         Since
                                                  Average       Year          Average        Inception
                           Class      1 Year      Annual     Cumulative       Annual         Cumulative
------------------------- --------- ----------- ---------- -------------- -------------- -----------------
Inception: 10/24/83           A*      (21.39)%    27.38%       235.30%        16.62%          1455.65%
------------------------- --------- ----------- ---------- -------------- -------------- -----------------
Inception: 11/6/92            B       (22.03)      27.57       237.84          20.68           424.63
------------------------- --------- ----------- ---------- -------------- -------------- -----------------
Inception: 5/13/93            L       (19.51)      27.45       239.61          21.57           405.90
------------------------- --------- ----------- ---------- -------------- -------------- -----------------
Inception: 10/12/95+          Y**     (16.97)      29.13       259.02          23.33           222.66
------------------------- --------- ----------- ---------- -------------- -------------- -----------------
Inception: 11/6/92            Z**     (16.96)      29.13       259.01          22.06           479.82
------------------------- --------- ----------- ---------- -------------- -------------- -----------------

* The ten year average annual return was 18.90% and the ten year cumulative total return was 464.52% for Class A shares.
** Class Y shares and Class Z shares do not incur sales charges nor Deferred
   Sales Charge.
+ Performance begins January 31, 1996 since all Class Y shares were redeemed during November 1995 and new shares were not purchased until January 31, 1996.

It is important to note that the yield and total return formulas set forth above are based on historical earnings and are not intended to indicate future performance.

Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuation in interest rates and the expenses of the fund.

TAXES

The following is a summary of certain federal income tax considerations that may affect the fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisers as to the tax consequences of an investment in the fund.

The fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal revenue Code of 1986. Provided that the fund (a) is a regulated investment company and (b) distributes at least 90% of its net investment income (including, for this purpose, net realized short-term capital gains), the fund will not be liable for federal income taxes to the extent its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. Although the fund expects to be relieved of all or substantially all federal, state, and local income or franchise taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, that portion of the fund's income which is treated as earned in any such state or locality could be subject to state and local taxes. Any such taxes paid by the fund would reduce the amount of income and gains available for distribution to shareholders. All net investment income and net capital gains earned by the fund will be reinvested automatically in additional shares of the same Class of the fund at net asset value, unless the shareholder elects to receive dividends and distributions in cash.

Gains or losses on the sales of securities by the fund generally will be long-term capital gains or losses if the fund has held the securities for more than one year. Gains or losses on the sales of securities held for not more than one year generally will be short-term capital gains or losses. If the fund acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain, to the extent it reflects accrued market discount.

Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that the fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the fund from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt financed or are deemed to have been held for less than 46 days.

Foreign countries may impose withholding and other taxes on dividends and interest paid to the fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the United States to reduce or eliminate such taxes.

Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her shares in the fund. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in the fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

If a shareholder (a) incurs a sales charge in acquiring shares of the fund, (b) disposes of those shares within 90 days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge increases the shareholder's tax basis in the original shares only to the extent the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Investors considering buying shares of the fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report dividend and interest income in full, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, the shareholder may be subject to a 30.5% (30% in 2002) "backup withholding" tax with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION

The fund was incorporated in the State of Maryland on May 12, 1983 and is registered with the SEC as a diversified, open-end management investment company.

The fund offers shares of common stock currently classified into five Classes, A, B, L, Y and Z. Each Class represents an identical pro rata interest in the Fund's investment portfolio. As a result, the Classes have the same rights privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class;
(c) the distribution and/or service fees borne by each Class pursuant to a plan adopted by the fund pursuant to Rule 12b-1 under the 1940 Act (d) the expenses allocable to each Class; (e) voting rights on matters exclusively affecting a single class; (f) the exchange privileges of each Class; and (g) the conversion feature of shares of Class B. The fund's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the Classes.

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period.

The fund was incorporated on May 12, 1983 under the name Shearson Aggressive Growth Fund Inc. On May 20, 1988, November 6, 1992, July 30, 1993 and October 14, 1994, the fund changed its name to Shearson Lehman Aggressive Growth Fund Inc., Shearson Lehman Brothers Aggressive Growth Fund Inc., Smith Barney Shearson Aggressive Growth Fund Inc. and Smith Barney Aggressive Growth Fund Inc., respectively.

PFPC Trust Company, 8800 Tinicum Blvd, Philadelphia, Pennsylvania 19153, serves as the custodian of the fund. Under the custody agreement with the fund, PFPC holds the fund's portfolio securities and keeps all necessary accounts and records. For its services, PFPC receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

Citi Fiduciary Trust Company, located at 125 Broad Street, New York, NY 10004 serves as the Transfer Agent and shareholder services agent of the fund. PFPC Global Fund Services, located at P.O. Box 9699 Providence, RI 02940-9699 and Primerica Shareholder Services, located at 3120 Breckinridge Blvd, Duluth Georgia 30099 serve as the fund's sub-transfer agents to render certain shareholder record keeping and accounting services functions.

FINANCIAL STATEMENTS

The Fund's financial information will be incorporated by reference to the fund's Annual Reports to Shareholders for the fiscal year ended August 31, 2001 which will be subsequently filed in a post-effective amendment to this registration.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer five "styles" of fund management that can be tailored to suit each investor's unique financial goals.

Classic Series  - our portfolio manager driven funds

         Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

         Index Series - funds that track the market

         Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an

         "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

         Premier Selections Series - our best ideas, concentrated funds
         We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

         Research Series - driven by exhaustive fundamental securities analysis Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

         Style Pure Series - our solution to funds that stray
         Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

PART A - PROSPECTUS

PART B - STATEMENT OF ADDITIONAL INFORMATION


PART C OTHER INFORMATION

Item 23.  Exhibits

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on June 5, 1983 (File Nos. 284199 and 811-3762).

(a)(1) Registrant's Articles of Incorporation dated May 12, 1983 and Articles of Amendment dated May 27, 1983, October 3, 1983, May 20, 1988, November 5, 1992 and July 30, 1993, respectively, are incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on October 28, 1993 ("Post-Effective Amendment No. 15 to the Registration Statement filed on October 28, 1993 ("Post-Effective Amendment No. 15").

(a)(2) Articles of Amendment dated October 14, 1994, Form of Articles Supplementary and Form of Articles of Amendment filed December 28,1995 ("Post-Effective Amendment No. 18).

(a)(3) Articles of Amendment dated June 1, 1998 incorporated by reference to the Post-Effective Amendment No. 21.

(b)(1) Registrant's By-Laws are incorporated by reference to the Registration Statement.

(b)(2) Amendments dated January 27, 1987, October 22, 1987 and October 20, 1988 to By-Laws are incorporated by reference to Post-Effective Amendment No. 9.

(c) Registrant's form of stock certificates for Class A, Class B, Class C and Class Y shares are incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on October 23, 1992
("Post-Effective Amendment No. 14"). to the
Registration Statement.

(d) Investment Advisory Agreement between the Registrant and Smith Barney Asset Management Division of Smith
Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 15.

(e)(1)  Distribution Agreement between the Registrant and
Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 15.

(e)(2)  form of Distribution Agreement between the

Registrant and CFBDS, Inc. is incorporated by reference to the Post-Effective Amendment No. 21.

(e) (3) form of Broker Dealer Contract between the
Registrant and CFBDS, Inc. is incorporated by reference to the Post-Effective Amendment No. 22.


(e) (4) Form of distribution Agreement with Salomon Smith Barney Inc. is incorporated by reference to the Post-Effective Amendment No. 24.

(e) (5) Form of distribution Agreement with PFS Distributors, Inc is incorporated by reference to the Post-Effective Amendment No. 24.

(f)      Not Applicable.

(g)      Custodian Agreement between the Registrant and PNC
Bank, National Association ("PNC Bank") is incorporated by reference to Pre-Effective Amendment
No. 1.

(h) (1) Transfer Agency Agreement dated August 2, 1993, between the Registrant and First Data Investors
Services Group, Inc., is incorporated by reference to Post-Effective Amendment No. 16, filed on January 1,
1994 ("Post-Effective Amendment No. 16").

(h)(2) Administration Agreement dated April 21, 1994, between the Registrant and Smith Barney Advisers, Inc.
is incorporated by reference to Post-Effective Amendment No. 20.


(h)(3) Transfer Agency Agreement between Registrant and Citi Fiduciary Trust is incorporated by reference to the Post-Effective Amendment No. 24.

(h)(4) Sub-Transfer Agency Agreement with PFPC Global Fund Services is incorporated by reference to the Post-Effective Amendment No. 24.


(i) Opinion of Robert A. Vegliante Assistant Secretary of the Fund filed with the Registrants Rule 24F-2 Notice is incorporated by reference.

(j)  Auditors' Consent filed herewith

(k)      Not Applicable.

(l)      Purchase Agreement between the Registrant and Shearson
Lehman Brothers Inc. is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(1)  Amended Services and Distribution Plans pursuant to
Rule 12b-1 between the Registrant and Smith Barney
Inc. ("Smith Barney") filed on December 28, 1995
(Post-Effective Amendment No. 18).

(m)(2) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 between the Registrant is incorporated by reference to Post-Effective Amendment No. 21.

 (m)(3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 with Salomon Smith Barney Inc. and PFS Distributors, Inc. is incorporated by reference to the Post-Effective Amendment No. 24.

(n) Not Applicable

(o) Form of Plan pursuant to Rule 18f-3 is incorporated by reference to Post-Effective Amendment No. 21.


(p) Code of Ethics is incorporated by reference to the Post-Effective Amendment No. 24.


Item 24.

None.

Item 25.  Indemnification

Under the Registrant's corporate charter and Maryland law, directors and officers of the Registrant are not liable to the Registrant or its stockholders except for receipt of an improper personal benefit or active and deliberate dishonesty. The Registrant's corporate charter requires that it indemnify its directors and officers against liabilities unless it is proved that a director or officer acted in bad faith or with active and deliberate dishonesty or received an improper personal benefit. These Indemnification provisions are subject to the limitation under the Investment Company Act of 1940, as amended, that no director or officer may be protected against liability for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser - - Smith Barney Fund Management LLC ("SBFM") formerly known as SSB Citi Fund Management LLC. ("SSB Citi")

SSBC Fund Management Inc ("SSBC") was incorporated in December 1968 under the laws of the State of Delaware. On September 21, 1999, SSBC was converted into a Delaware Limited Liability Company.
SBFM is a wholly owned subsidiary of Salomon Smith Barney
Holdings Inc. ("Holdings") (formerly known as Smith Barney
Holdings Inc.) which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup"). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 26 of officers and directors of SSB Citi together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SSBC pursuant to the Advisers Act (SEC File No. 801-8314).


Item 27. Principal Underwriters

(a) Salomon Smith Barney, Inc., ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith Barney funds:
Smith Barney Investment Series, Consulting Group Capital
Markets Funds, Greenwich Street Series Fund, Smith Barney
Adjustable Rate Government Income Fund, Smith Barney
Aggressive Growth Fund Inc., Smith Barney Appreciation Fund
Inc., Smith Barney Arizona Municipals Fund Inc., Smith
Barney California Municipals Fund Inc., Smith Barney
Allocation Series Inc., Smith Barney Equity Funds, Smith
Barney Fundamental Value Fund Inc., Smith Barney Funds,
Inc., Smith Barney Income Funds, Smith Barney Institutional
Cash Management Fund, Inc., Smith Barney Investment Funds
Inc., Smith Barney Investment Trust, Smith Barney Managed
Governments Fund Inc., Smith Barney Managed Municipals Fund Inc.,
Smith Barney Massachusetts Municipals Fund,
Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith
Barney Municipal Money Market Fund, Inc., Smith Barney New
Jersey Municipals Fund Inc., Smith Barney Oregon Municipals
Fund Inc., Smith Barney Principal Return Fund,
Smith Barney Sector Series Inc., Smith Barney
Small Cap Core Fund, Inc., Smith Barney Telecommunications
Trust, Smith Barney Variable Account Funds, Smith Barney
World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

In addition, Salomon Smith Barney is also the distributor for the Centurion Funds, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

Item 28.  Location of Accounts and Records.



(1)      Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013

(2)      Smith Barney Aggressive Growth Fund Inc.
         125 Broad Street
         New York, New York 10004

(3)      Smith Barney Fund Management LLC.
         125 Broad Street
         New York, New York 10004

(4)      PFPC Trust Co.
         8800 Tinicum Blvd.
         Philadelphia, PA, 19153

(5)      Citi Fiduciary Trust Company
         125 Broad Street
         New York, New York 10004

(6)      PFPC Global Fund Services
         P.O. Box 9699
         Providence RI 02940-9699

(7)      PFS Distibutors Inc.
         3100 Breckinridge Blvd.
         Building 20
         Duluth, GA 30099-0062


Item 29.  Management Services.

Not Applicable.

Item 30.  Not Applicable.

SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY AGGRESSIVE GROWTH FUND INC., certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 13th day of December, 2001.

                  SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
                  By: /s/ Heath B. McLendon
                  Heath B. McLendon
                  Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                              Date

/s/ Heath B. McLendon*     Chairman of the Board     12/13/01
Heath B. McLendon (Chief Executive Officer)

/s/ Lewis E. Daidone*      Senior Vice President
                                    and Treasurer             12/13/00
Lewis E. Daidone  (Chief Financial and Accounting Officer)

/s/ Paul R. Ades*          Director                  12/13/01
Paul R. Ades

/s/ Herbert Barg*          Director                  12/13/01
Herbert Barg

/s/ Dwight B. Crane*       Director                  12/13/01
Dwight B. Crane

/s/ Frank Hubbard*         Director                  12/13/01
Frank Hubbard

/s/ Ken Miller*            Director                  12/13/01
Ken Miller

/s/ Jerome Miller**        Director                  12/13/01
Jerome Miller

*Signed by Heath B. McLendon, their duly authorized attorney-in- fact, pursuant to power of attorney dated September 8, 1994.

**Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated April 15, 1998.

/s/ Heath B. McLendon
Heath B. McLendon

EXHIBITS

Exhibit No.                Description of Exhibits

(j)           Consent of independent auditors

Cover